DATA PURCHASE AND SALE AGREEMENT

THIS DATA PURCHASE AND SALE AGREEMENT ("Agreement"), dated effective August 19, 2011 ("Effective Date") is by and between Uranium Energy Corp., a Nevada corporation, whose address is 500 North Shoreline, Suite 800N, Corpus Christi, Texas, 78401 ("Purchaser") and Uranium One USA, Inc., a Delaware corporation, whose address is 907 N. Poplar, Suite 260, Casper, Wyoming, 82601 ("Seller"). Purchaser and Seller are collectively referred to herein as "Parties" and individually as "Party".

Recitals

A.     Seller is in possession of certain drill logs, maps and reports pertaining to the Goliad formation located in Southern Texas ("Data"), including but not limited to the materials set forth on the attached Exhibit A.

B.     Purchaser desires to purchase from Seller all of Seller's right, title and interest in and to the Data, and Seller is willing to sell such right, title and interest to Purchaser on the terms and conditions set forth herein.

Agreement

NOW, THEREFORE, for good and valuable consideration, the Parties agree as follows:

1.     Interpretation; Definitions. All references to "dollars" or "$" in this Agreement refer to United States dollars. For purposes of this Agreement, the following terms have the following meanings:

"Agreement" has the meaning ascribed to it in the recitals hereto.

"Amex" means the NYSE Amex LLC.

"Business Day" means any day other than a Saturday, a Sunday, a United States or Canadian federal holiday or a banking holiday in the State of Texas or the Province of British Columbia.

"Canadian Disclosure Documents" has the meaning ascribed to such term in Section 5(g).

"Cash Payment" has the meaning ascribed to such term in Section 3.

"Closing" has the meaning ascribed to such term in Section 4.

"Closing Date" has the meaning ascribed to such term in Section 4.

"Commission" means the Securities and Exchange Commission.

"Consideration Shares" has the meaning ascribed to such term in Section 3.

"Data" has the meaning ascribed to it in the recitals hereto.

"Effective Date" has the meaning ascribed to it in the recitals hereto.

"Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder.

"GAAP" means United States generally accepted accounting principles, as in effect from time to time.

"Knowledge" with respect to Purchaser means the actual knowledge of the Amir Adnani, Harry Anthony, Mark Katsumata and Pat Obara.

"Liens" means any lien, security interests, mortgages, charges, pledges, conditional sales contracts, and other title retention arrangements, restrictions or encumbrances whatsoever.

"Material Adverse Effect" means any change, effect, event or condition, individually or in the aggregate, that has had a material adverse effect on the business, assets, properties or condition (financial or otherwise) or results of operations of Purchaser and its Subsidiaries, taken as whole; provided that in determining whether a Material Adverse Effect has occurred, any effect to the extent attributable to the following will not be considered: (a) changes in laws, rules or regulations of general applicability or interpretations thereof by governmental entities; (b) changes in prevailing interest rates; (c) changes in uranium prices or in general economic conditions; (d) any change, effect, fact, event or condition that adversely affects the uranium mining in the United States or the State of Texas generally, or the mining industry generally; (e) any actions taken or omitted to be taken pursuant to the terms of this Agreement; (f) any effects resulting from the announcement of this Agreement; and (g) any effects resulting from facts, events or conditions that are disclosed in this Agreement or of which Seller had Knowledge on the Effective Date.

"Party" and "Parties" have the meaning ascribed thereto in the first paragraph of this Agreement.

"Person" means any individual, corporation (including any non profit corporation), general or limited partnership, limited liability company, joint venture, estate, trust, association, organization, labor union, governmental entity or other entity.

"Purchaser" has the meaning ascribed to it in first paragraph of this Agreement.

"Purchaser Financials" has the meaning ascribed to such term in Section 5(h).

"SEC Documents" means all reports, schedules, forms, statements and other documents required to be filed with the Commission by Purchaser since the date that is eighteen (18) months prior to the Effective Date, including, without limitation, all exhibits included or incorporated by reference therein, financial statements and schedules thereto, and documents (other than exhibits) included or incorporated by reference therein.

"Securities Act" means the United States Securities Act of 1933, as amended.

"Seller" has the meaning ascribed to it in the first paragraph of this Agreement.

"Shell Company" means a company that has (a) no or nominal operations and (b) either (i) no or nominal assets, (ii) assets consisting solely of cash and cash equivalents or (iii) assets consisting of cash and cash equivalents together with other nominal assets.

"Subsidiary" means any Person in which a controlling ownership interest is owned, directly or indirectly, by another Person.

2.     Agreement to Purchase and Sell. Purchaser shall purchase from Seller, and Seller shall sell to Purchaser, on the terms and conditions hereof, all of Seller's right, title and interest in and to the Data.

3.     Consideration. As full consideration for the purchase of the Data, Purchaser shall pay Seller the amount of Four Hundred Thousand Dollars ($400,000.00) ("Cash Payment") and 159,236 shares of common stock of Purchaser, par value $0.001, subject to equitable adjustment in the event that, prior to the Closing Date, there is any share split, subdivision, combination, share dividend, extraordinary dividend or reorganization involving shares of common stock of Purchaser ("Consideration Shares").

4.     The Closing.

(a)     The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Dorsey and Whitney LLP in Seattle, Washington, at 11:00 a.m. on the second (2nd) Business Day after the date on which the conditions set forth in Section 8 are satisfied or at such other place, time and/or date as may be mutually agreed by the Parties (the applicable date being the "Closing Date"). The failure of the Closing will not ipso facto result in termination of this Agreement and will not relieve any Party of any obligation under this Agreement. The Closing will be effective as of the close of business on the Closing Date.

(b)     Subject to the conditions set forth in this Agreement, on the Closing Date:

(i)     Seller will deliver to Purchaser: (x) an electronic copy of the Data; and (y) a certificate of an appropriate officer of Seller dated the Closing Date stating that the conditions set forth in Sections 8(a)(i) and 8(a)(ii) have been satisfied; and

(ii)     Purchaser will deliver to Seller: (w) the Cash Payment; (x) the Consideration Shares, registered in the name of Seller, and a certificate(s) representing the same; and (y) a certificate of an appropriate officer of Purchaser dated the Closing Date stating that the conditions set forth in Section 8(b) have been satisfied.

5.     Purchaser's Representations and Warranties. Purchaser represents and warrants to Seller that:

(a)     Corporate Status; Authority. Purchaser is a corporation duly organized, validly existing and in good standing under the laws of the State of Nevada. Purchaser has full corporate power and authority to enter into this Agreement and to perform the transactions contemplated thereby. This Agreement and the transactions contemplated hereby have been duly approved by the relevant corporate bodies of Purchaser and constitute the valid and binding obligation of Purchaser, enforceable against Purchaser in accordance with their terms.

(b)     Capitalization. As of the Effective Date of this Agreement, the authorized capital of the Purchaser consists of 750,000,000 shares of common stock, of which, as of August 19, 2011, 73,487,337 are issued and outstanding as fully paid and non-assessable shares in the capital of Purchaser; and none of such shares was issued in violation of preemptive or other similar rights. Stock options to purchase an aggregate of 8,579,750 shares of common stock and warrants to purchase an aggregate of 4,348,983 shares of common stock were outstanding as of August 19, 2011. Except as set forth above and in the Purchaser's filings with the Commission, Purchaser does not have outstanding any options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, or any securities or obligations convertible or exchangeable or exercisable for, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights, convertible, exchangeable or exercisable securities or obligations other than options granted under Purchaser's stock option plans. The capital stock of Purchaser, including the common stock, conforms to the description thereof contained in the SEC Documents. The issue and sale of the Consideration Shares will not obligate Purchaser to issue shares of common stock or any other securities to any Person (other than Seller) and will not result in a right of any holder of securities of Purchaser to adjust the exercise, conversion, exchange or reset price under such securities. All of the outstanding shares of capital stock of Purchaser are validly issued, fully paid and nonassessable, have been issued in compliance with all United States federal and state and Canadian provincial securities laws, and none of such outstanding shares was issued in violation of any preemptive rights or similar rights to subscribe for or purchase securities.

(c)     Consideration Shares. The Consideration Shares are duly authorized and, when issued and paid for in accordance with this Agreement, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by Purchaser other than restrictions on transfer provided for in this Agreement. No further approval or authorization of any stockholder, the board of directors of Purchaser or others (other than Amex) is required for the issuance and sale of the Consideration Shares. Neither the execution and delivery of this Agreement by Purchaser, nor the performance of Purchaser's obligations hereunder, will result in the creation of any Lien upon any of the Consideration Shares or constitute an event which, after notice or lapse of time or both, would result in any such creation of a Lien upon any of the Consideration Shares.

(d)     No Shell Company. Neither Purchaser nor any of its predecessors is currently, or has previously been, a Shell Company.

(e)     No Investment Company. Purchaser is not, and as a result of the sale of the Consideration Shares contemplated hereby will not be, an open-end investment company, a unit investment trust or a face-amount certificate company registered or required to be registered or a closed end investment company required to be registered, but not registered, under the United States Investment Company Act of 1940, as amended.

(f)     Exchange Act Registration; No Stop Order. The Purchaser's common stock is registered pursuant to Section 12(b) or 12(g) of the Exchange Act, and Purchaser has taken no action designed to, or that to its Knowledge is likely to have the effect of, terminating the registration of the common stock under the Exchange Act nor has Purchaser received any notification that the Commission is contemplating terminating such registration. No order ceasing, halting or suspending trading in securities of Purchaser nor prohibiting the sale of such securities has been issued to and is outstanding against Purchaser or its directors or officers, and, to the best of Purchaser's Knowledge, no investigations or proceedings for such purposes are pending or threatened.

(g)     SEC Documents; Canadian Disclosure Documents. Purchaser is a "reporting issuer" in British Columbia, Canada, and has timely filed since the date that is eighteen (18) months preceding the Effective Date all annual information forms, prospectuses, material change reports, shareholder communications, press releases and financial statements and other documents required to be filed by it under the securities Laws of such province (the foregoing materials being collectively referred to herein as the "Canadian Disclosure Documents"). Purchaser has timely filed all SEC Documents required to be filed by it with the Commission since the date that is eighteen (18) months preceding the Effective Date pursuant to the reporting requirements of the Exchange Act, including, without limitation, the provisions of the Sarbanes-Oxley Act of 2002 that are applicable to the Purchaser. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the Exchange Act or the Securities Act, as the case may be, and the rules and regulations of the Commission promulgated thereunder applicable to the SEC Documents, and the Canadian Disclosure Documents complied in all material respects with the applicable requirements of Canadian securities Laws, rules and regulations. None of the SEC Documents or the Canadian Disclosure Documents, at the time they were filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. All agreements that were required to be filed as exhibits to the SEC Documents under Item 601 of Regulation S-K to which the Purchaser or any Subsidiary of the Purchaser is a party, or the property or assets of the Purchaser or any Subsidiary of Purchaser are subject, have been filed as exhibits to the SEC Documents. On the Effective Date, and on the Closing Date, when filed the SEC Documents and the Canadian Disclosure Documents do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

(h)     Financial Statements. As of their respective dates, the financial statements of Purchaser included in the SEC Documents ("Purchaser Financials") and the related notes complied in all material respects with applicable accounting requirements and the published rules and regulations of the Commission with respect thereto and the financial statements of Purchaser included in the Canadian Disclosure Documents complied in all material respects with the applicable accounting requirements and published rules and regulations of Canadian securities Laws. The Purchaser Financials and the related notes have been prepared in accordance with GAAP, consistently applied, during the periods involved (except (i) as may be otherwise indicated in the Purchaser Financials or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may not include footnotes, may be condensed or summary statements or may conform to the Commission's rules and instructions for reports on Form 10-Q) and fairly present in all material respects the consolidated financial position of the Purchaser as of the dates thereof and the consolidated results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal and recurring year-end audit adjustments).

(i)     Amex. The common stock of Purchaser is duly listed on Amex, and, to Purchaser's Knowledge, there are no proceedings to revoke or suspend such listing or the listing of Purchaser's common stock thereon. Purchaser is in compliance with the requirements of Amex for continued listing of its common stock thereon and any other Amex listing and maintenance requirements. At the Closing, the Consideration Shares will have been duly listed on Amex. Purchaser has not taken any action which would be reasonably expected to result in the delisting or suspension of quotation of the Consideration Shares on or from Amex.

(j)     Absence of Certain Changes. Since April 30, 2011, to the Knowledge of Purchaser, there has not been any event, occurrence, development or circumstance that has had or would reasonably be expected to have a Material Adverse Effect on Purchaser.

6.     Seller's Representations and Warranties. Seller represents and warrants to Purchaser that:

(a)     Corporate Status; Authority. Seller is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Seller has full corporate power and authority to enter into this Agreement and to perform the transactions contemplated thereby. This Agreement and the transactions contemplated hereby have been duly approved by the relevant corporate bodies of Seller and constitute the valid and binding obligation of Seller, enforceable against Seller in accordance with their terms.

(b)     Investor Representation. (i) Seller understands that the Consideration Shares have not been, and will not be, registered under the Securities Act or under any state securities laws, are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering and the certificates representing the Consideration Shares will contain a Securities Act legend restricting transfer; (ii) Seller is acquiring the Consideration Shares solely for such Seller's own account for investment purposes, and not with a view to the distribution thereof; (iii) Seller is an "accredited investor" (as defined in Rule 501(a) of Regulation D under the Securities Act, as amended by the Dodd-Frank Wall Street Reform and Consumer Protection Act) and a sophisticated investor with knowledge and experience in business and financial matters; and (iv) Seller is able to bear the economic risk and lack of liquidity inherent in holding the Consideration Shares.

(c)     Data. Seller has possession of the Data and has full right, power and absolute authority and capacity to enter into this Agreement and to carry out the transactions contemplated thereby.

(d)     Disclaimer. Seller makes no warranty or representation, express, implied, statutory or otherwise, as to the accuracy or completeness of any of the Data or other information now, heretofore or hereafter furnished or made available to Purchaser in connection with this Agreement including, without limitation, relative to the reasonableness of any assumptions, estimates or projections contained therein. Any and all such Data and other information (written or oral) furnished by Seller or otherwise made available or disclosed to Purchaser shall not create or give rise to any liability of or against Seller, including as a result of any errors or omissions in, or use of, the Data and other information, and any reliance on or use of such Data and other information shall be at Purchaser's sole risk to the maximum extent permitted by law.

7.     Covenants.

(a)     Data. Seller will (i) following the Closing, make the physical copy of the Data available for pickup by Purchaser during normal business hours in Casper, Wyoming, at Purchaser's cost, and (ii) after January 25, 2016, destroy any electronic copies of the Data then remaining in Seller's possession. Purchaser will consult with Seller on the timing of pickup and pick up the physical copy of the data within thirty (30) days after the Closing.

(b)     Amex Approval. Purchaser will use reasonable efforts to obtain the approval of Amex with respect to the Consideration Shares as soon as practicable and, in any event, within fifteen (15) Business Days after the Effective Date. Without limiting the foregoing, no later than the third (3rd) Business Day after the date of this Agreement, Purchaser will make all filings and submissions with Amex and required by it under any law applicable to Purchaser required for the consummation of the transactions contemplated by this Agreement. Purchaser will keep Seller reasonably advised of the status of obtaining such consents and approvals.

(c)     Rule 144 Compliance. Purchaser shall, for so long as Seller or any affiliate thereof owns any Consideration Shares:

(i)     make and keep adequate current public information with respect to Purchaser available, as those terms are understood and defined in Rule 144 under the Securities Act, at all times after the Closing Date;

(ii)     use reasonable efforts to file with the Commission in a timely manner all reports and other documents required of Purchaser under the Securities Act and the Exchange Act, at any time while Purchaser is subject to such reporting requirements;

(iii)     furnish to Seller or such affiliate(s), promptly upon request, a written statement as to Purchaser's compliance with the reporting requirements of Rule 144 under the Securities Act and of the Securities Act and the Exchange Act, a copy of the most recent annual or quarterly report of Purchaser, and such other reports and documents so filed or furnished by Purchaser as Seller or such affiliate(s) may request in connection with the sale of Consideration Shares; and

(iv)     upon written request by Seller or such affiliate(s), Purchaser will cause its legal counsel, at Purchaser's expense, to promptly issue such legal opinions as Purchaser or its transfer agent may require to permit the Consideration Shares to be sold by Seller or such affiliate(s) pursuant to Rule 144 under the Securities Act.

8.     Conditions to Closing.

(a)     Purchaser Conditions. The obligation of Purchaser to take the actions required to be taken by it at the Closing is subject to the satisfaction or waiver, in whole or in part, in Purchaser's sole discretion, of each of the following conditions at or prior to the Closing:

(i)     The representations and warranties made by Seller in favor of Purchaser contained in this Agreement or in any certificate delivered pursuant hereto will be true and correct in all material respects, or if any representation and warranty is qualified as to "materiality", such representation and warranty will be true and correct in all respects, at and as of the Closing Date (except to the extent such representations and warranties relate to an earlier date, in which case such representations and warranties will be true and correct in all material respects or in all respects, as applicable, as of such earlier date).

(ii)     Seller will have performed and complied with each of its agreements contained in this Agreement in all material respects.

(iii)     Purchaser will have obtained Amex approval for the listing of the Consideration Shares.

(b)     Seller Conditions. The obligation of Seller to take the actions required to be taken by it at the Closing is subject to the satisfaction or waiver, in whole or in part, in Seller's sole discretion, of each of the following conditions at or prior to the Closing:

(i)     The representations and warranties made by Purchaser in favor of Seller contained in this Agreement or in any certificate delivered pursuant hereto will be true and correct in all material respects, or if any representation and warranty is qualified as to "materiality", such representation and warranty will be true and correct in all respects, at and as of the Closing Date (except to the extent such representations and warranties relate to an earlier date (in which case such representations and warranties will be true and correct in all material respects or in all respects, as applicable, as of such earlier date).

(ii)     Purchaser will have performed and complied with each of its agreements contained in this Agreement in all material respects.

(iii)     Purchaser will have obtained Amex approval for the listing of the Consideration Shares.

9.     Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been duly given and to be effective on the date such communications are received by personal delivery, by facsimile with confirmation of receipt, by e-mail, by nationally recognized overnight courier or three (3) Business Days after the date on which the same is deposited with the United States Postal Service as registered or certified mail, postage prepaid, return receipt requested, addressed to the Parties at the addresses specified in this Agreement or at such other address as the Party to whom the notice is sent has designated to the other Party in writing:

To Purchaser

Uranium One USA, Inc.
c/o Uranium One Inc.
333 Bay Street, Bay Adelaide Centre
Suite 1710
Toronto, Ontario, M5H 2R2
Attention: Lloyd Hong
E-mail: Lloyd.Hong@uranium1.com
Telephone No.: (647) 788-8500
Facsimile: (647) 788-8501

with a copy to:

Dorsey & Whitney LLP
701 5th Avenue
Suite 6100
Seattle, Washington, 98104
Attention: Christopher L. Doerksen
E-mail: doerksen.christopher@dorsey.com
Telephone No.: (206) 903-8856
Facsimile: (206) 260-9072

To Seller:

Uranium Energy Corp.
500 North Shoreline
Suite 800N
Corpus Christi, Texas, 78401
Attention: Amir Adnani
E-mail: aadnani@uraniumenergy.com
Telephone No.: (361) 888-8235
Facsimile: (361) 888-5041

with a copy to:

McMillan LLP
Royal Centre, 1055 West Georgia Street
Suite 1500
Vancouver, British Columbia, V6E 4N7
Attention: Thomas J. Deutsch
Email: thomas.deutsch@mcmillan.ca
Telephone No.: (604) 691-7445
Facsimile: (604) 893-2679

10.     Termination.

(a)     This Agreement may be terminated prior to the Closing:

(i)     by the mutual written consent of Purchaser and Seller;

(ii)     by Seller, if:

A.     Purchaser has breached any representation, warranty or agreement contained in this Agreement in any material respect or, in the case of a representation or warranty that itself incorporates concepts of materiality, in any respect;

B.     the transactions contemplated by this Agreement will not have been consummated within thirty (30) days after the Effective Date; or

C.     a law or governmental order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any governmental entity that prohibits the Closing; and

(iii)     by Purchaser, if:

A.     Seller has breached any representation, warranty or agreement contained in this Agreement in any material respect or, in the case of a representation or warranty that itself incorporates concepts of materiality, in any respect;

B.     the transactions contemplated by this Agreement will not have been consummated within thirty (30) days after the Effective Date; or

C.     a law or governmental order will have been enacted, entered, enforced, promulgated, issued or deemed applicable to the transactions contemplated by this Agreement by any governmental entity that prohibits the Closing.

(b)     Effect of Termination. The right of termination under Section 10 is in addition to any other rights the Parties may have under this Agreement or otherwise, and the exercise of a right of termination will not be an election of remedies and will not preclude an action for breach of this Agreement. If this Agreement is terminated, all continuing obligations of the Parties under this Agreement will terminate.

11.     Miscellaneous Provisions.

(a)     Governing Law; Jurisdiction. This Agreement shall be governed by and interpreted in accordance with the laws of the United States of America and the State of Colorado, without giving effect to the choice of law principles of such state. THE PARTIES WAIVE ANY RIGHT TO TRIAL BY JURY IN ANY ACTION AT LAW OR IN EQUITY OR IN ANY OTHER PROCEEDING BASED ON OR PERTAINING TO THIS AGREEMENT.

(b)     Specific Performance. The Parties acknowledge that any breach of the terms of this Agreement could give rise to irreparable harm for which money damages may not be an adequate remedy, and accordingly, the Parties agree that, in addition to any other remedies permitted under this Agreement, the Parties shall be entitled to enforce the terms of this Agreement by a decree of specific performance without the necessity of proving the inadequacy of money damages.

(c)     Entire Agreement. This Agreement embodies the entire agreement and understanding among the Parties hereto and supersedes all prior agreements and undertakings, whether oral or written, relative to the subject matter hereof.

(d)     Binding. This Agreement shall enure to the benefit of and be binding upon the Parties hereto and their respective successors, assigns, heirs, administrators and legal representatives.

(e)     Unenforceability of Provisions. If any one or more of the provisions contained herein should be held to be invalid, unenforceable or illegal in any respect in any jurisdiction, the validity, legality and enforceability of such provision shall not in any way be affected or impaired thereby in any other jurisdiction and the validity, legality and enforceability of the remaining provisions contained herein shall not in any way be affected or impaired thereby.

(f)     Counterparts. This Agreement may be executed in counterparts which may be delivered by electronic means. Each executed counterpart shall be deemed to be an original and all such counterparts when read together constitute one and the same instrument.

(g)     Time of Essence. With regard to all dates and time periods set forth or referred to in this Agreement, time is of the essence.

(h)     Consequential or Special Damages. IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE FOR ANY LOST PROFITS, BUSINESS INTERRUPTION OR FOR ANY INDIRECT, INCIDENTAL, SPECIAL, CONSEQUENTIAL, EXEMPLARY OR PUNITIVE DAMAGES ARISING OUT OF OR RELATING TO THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, EVEN IF ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Data Purchase and Sale Agreement as of the Effective Date.
Uranium One USA, Inc. By: /s/ Donna L. Wichers Name: Donna L. Wichers Title: President	Uranium Energy Corp. By: /s/ Amir Adnani Name: Amir Adnani Title: President & CEO

EXHIBIT A
to
Data Purchase and Sale Agreement

Data

Twenty-five (25) file cabinets, two (2) map storage cabinets and thirty-one (31) bankers' boxes containing the Data described on the attachment.

SOUTH TEXAS GOLIAD DATA INVENTORY

1985 Reports
STG_1985 Aug_Progress Report
STG_1985 Dec_Detailed Target Analysis
STG_1985 May_Summary of Past and Current Activities
STG_1985 Sept_Progress Report
STG_Annual Report_1985
STG_Budget Forecast_1985
STG_September 1985_Report

Monthly Reports 1985
STG_Monthly Report 8502_Feb 1985
STG_Monthly Report 8503_Mar 1985
STG_Monthly Report 8504_Apr 1985
STG_Monthly Report 8505_May 1985
STG_Monthly Report 8506_Jun 1985
STG_Monthly Report 8507_Jul 1985
STG_Monthly Report 8508_Aug 1985
STG_Monthly Report 8509_Sep 1985
STG_Monthly Report 8510_Oct 1985
STG_Monthly Report 8511_Nov 1985
STG_Monthly Report 8512_Dec 1985

STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_05_1985
STG_MONTHLY_REPORTS_AREA_4_PROGRESS_REPORT_08_1985

20

1986 Reports

STG_1986 July_Overview of Goliad Project
STG_1986 July_Stratigraphic Analysis N Half
STG_1986 Oct_JV Operating Committee Meeting
1986 Drill Hole Data Sheets_AREA_4-GOLIAD_WEESATCHE_DEWITT_KARNES
1986_Drill Hole Data Sheets_AREA_3-GOLIAD
1986_Drill Hole Data Sheets_Gyp Hill-Goliad
Minatome Corporation_STG_Target 4_Land Ownership Map with 1986 Work Program_June 1986
Minatome Corporation_STG_Target 5_Land Ownership Map with 1986 Work Program_June 1986
Minatome Corporation_STG_Target 6_Land Ownership Map with 1986 Work Program_June 1986
Minatome Corporation_STG_Target 7_Land Ownership Map with 1986 Work Program_June 1986

Mothly Reports
STG_Monthly Report 8601_Jan1986
STG_Monthly Report 8602_Feb 1986
STG_Monthly Report 8603_Mar 1986
STG_Monthly Report 8604_April 1986
STG_Monthly Report 8605_May 1986
STG_Monthly Report 8605b_May 1986B
STG_Monthly Report 8606_June 1986
STG_Monthly Report 8607_July 1986
STG_Monthly Report 8608_Aug 1986
STG_Monthly Report 8609_Sept 1986
STG_Monthly Report 8610_Oct 1986
STG_Monthly Report 8611_Nov 1986
STG_Monthly Report 8612_Dec 1986-Jan 1987_Corrected

STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_01_1986
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_05_1986
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_08_1986
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_09_1986
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_10_1986
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_11_1986
1986_Hole 6438_Assay Results

30	Files

1985 - 1986 Maps	157

	100412_Total_STG_Mid Goliad Channel Distr_1990
	100412_Total_STG_Mid Goliad Channel Distribution_1989
	100412_Total_STG_Structure Mid Goliad Sd_1990
	100423_Minatome_S Texas Geologic Map
	Minatome_STG North Area_0-100 Slice_4-86_Plate 14
	Minatome_STG North Base Map_4-86
	Minatome_STG North_101-200 Slice_4-86_Plate 15
	Minatome_STG North_201-300 Slice_4-86_Plate 16
	Minatome_STG North_301-400 Slice_4-86_Plate 17
	Minatome_STG North_301-600 Slice
	Minatome_STG North_601-800 Slice
	Minatome_STG North_Base Goliad N31E Strike (2)
	Minatome_STG North_Base Goliad N31E Strike 385 degree Dip
	Minatome_STG North_Base Goliad N31E Strike
	Minatome_STG North_Base Goliad_Regional Dip removed
	Minatome_STG North_Base Goliad_Regional Dip Removed_6-86_Plate 3
	Minatome_STG North_Base Goliad_Regional Dip Removed_6-86_Plate 4
	Minatome_STG North_Base Goliad_Regional Dip removed_6-86_Plate 6
	Minatome_STG North_Geologic Map_7-85
	Minatome_STG North_Geologic Map_Plate 13_4-86
	Minatome_STG North_Geologic Map_Plate 13_4-86
	Minatome_STG North_Ground Water Convergence
	Minatome_STG North_O&G Base w Major Fault Zones
	Minatome_STG North_O&G Study BaseMap
	Minatome_STG North_Oil and Gas E-Log Base
	Minatome_STG North_Oil and Gas Field Location Map
	Minatome_STG North_Regional Structure Map
	Minatome_STG North_Regional Structure Map_Plate 11_4-86
	Minatome_STG North_Structure Contour Map_4-86
	Minatome_STG North_Target 4_Land Ownership_1986
	Minatome_STG North_Target 7_Land and Work Program_6-86
	Minatome_STG South_0-300 Slice Interval_8-85
	Minatome_STG South_0-300 Slice Interval_Sand Percent
	Minatome_STG South_300-400 Slice Interval_8-85
	Minatome_STG South_Base Goliad_N25E Strike_8-85
	Minatome_STG South_Drill Hole Location Map_8-85
	Minatome_STG South_Geologic Map_8-85
	Minatome_STG South_Oil and Gas Fields_Area 4
	Minatome_STG South_Structure Base Contour
	Minatome_STG South_Structure Contour Map_8-85
	Minatome_STG South_Target Selection Map_8-85
	Minatome_STG_0-200 Slice Interval_Sand Percent
	Minatome_STG_0-300 Slice Interval_Plate 7
	Minatome_STG_0-300 Slice Interval_Plate 7_4-86
	Minatome_STG_0-300 Slice Interval_Sand Percent
	Minatome_STG_0-500 Slice Interval
	Minatome_STG_1-100 Slice Interval
	Minatome_STG_100 Interval Percent Sand
	Minatome_STG_101-200 Slice Interval
	Minatome_STG_200 Interval Percent Sand
	Minatome_STG_201-300 Slice Interval
	Minatome_STG_201-400 Interval Percent Sand
	Minatome_STG_201-400 Slice Interval (2)
	Minatome_STG_201-400 Slice Interval_8-85
	Minatome_STG_201-400 Slice Interval_Plate 8_4-86
	Minatome_STG_201-600 Slice Interval
	Minatome_STG_201-600 Slice Interval_8-85
	Minatome_STG_300 Interval Percent Sand
	Minatome_STG_300-600 Slice Interval
	Minatome_STG_301-400 Slice Interval
	Minatome_STG_301-600 Slice Interval
	Minatome_STG_400 Interval Percent Sand
	Minatome_STG_401-500 Slice Interval
	Minatome_STG_401-500 Slice Interval_Plate 18_4-86
	Minatome_STG_500 Interval Percent Sand
	Minatome_STG_501-600 Slice Interval
	Minatome_STG_501-600 Slice Interval_Plate 19_4-86
	Minatome_STG_600 Interval Percent Sand
	Minatome_STG_601-700 Slice Interval
	Minatome_STG_601-700 Slice Interval_Plate 20_4-86
	Minatome_STG_601-800 Slice Interval
	Minatome_STG_700 Goliad Slice
	Minatome_STG_701-800 Slice Interval
	Minatome_STG_701-800 Slice Interval_Plate 21_4-86
	Minatome_STG_800 Goliad Slice
Minatome_STG_1982 Wold Nuclear Submittal_Map of South Texas Uranium Belt
	Minatome_STG_1986 Reconn DH_Gyp Hill
	Minatome_STG_Area 4 Field Map_Goliad County
	Minatome_STG_Area 4 Land Maps_Goliad County
	Minatome_STG_Area 4_X-section_06-85
	Minatome_STG_Base Goliad Structure Contour_Target 5_Plate 13
	Minatome_STG_Base Goliad Structure Contour_Target 11_Plate 19
	Minatome_STG_Base Goliad_N25 degree E Strike
	Minatome_STG_Base Of Goliad_Structure Contour_4-86
	Minatome_STG_Channel Sand in the Goliad Formation_Plate 7
	Minatome_STG_E Log Location Map_1986
	Minatome_STG_Exploration Targets_Plate 1_11-86
	Minatome_STG_Exploration Targets_Plate 24_6-86
	Minatome_STG_Final Target Selection_Plate 22
	Minatome_STG_Geologic Map_4-86
	Minatome_STG_Gyp Hill_Land File_Survey of Gardner Ranch
	Minatome_STG_Land Ownership 1986_Target 3_Karnes DeWitt Co
	Minatome_STG_Land Ownership 1986_Target 6_Dewitt
	Minatome_STG_Land Ownership_1986_Target 3_Karnes Dewitt Counties
	Minatome_STG_Land Status Target 5_Plate 15
	Minatome_STG_Land Status Target 6_Plate 18
	Minatome_STG_Land Status Target 11_Plate 21
	Minatome_STG_Land Status Targets 2 3 4_Plate 12
	Minatome_STG_Oil and Gas Control Log Location Map
	Minatome_STG_Modern Drainage Systems_Plate 23
	Minatome_STG_Oil and Gas Field Location Map_Plate V
	Minatome_STG_Percent Sand 300-400_Plate 11
	Minatome_STG_Percent Sand 300-400_Plate 14
	Minatome_STG_Percent Sand 300-400_Plate 17
	Minatome_STG_Percent Sand 300-400_Plate 20
	Minatome_STG_Percent Sand Map_0-300_11-85
	Minatome_STG_Project Map Base
	Minatome_STG_Regional Structural Features_7-85
	Minatome_STG_Regional Structure Contour_11-85
	Minatome_STG_Regional Structure Map_4-85
	Minatome_STG_Regional Studies_North DH Location Map_6-86
	Minatome_STG_Regional Studies_Uranium Occurances_6-86
	Minatome_STG_Regional Studies_Uranium Occurances_6-86_b
	Minatome_STG_Research Project
	Minatome_STG_S TX Oil and Gas Field Location Map_b
	Minatome_STG_South Final Target Selection Map
	Minatome_STG_South Geologic Map_8-85
	Minatome_STG_South Regional Structure Map
	Minatome_STG_South TX Oil and Gas Fields_Area 2
	Minatome_STG_Southern Base Map_8-85
	Minatome_STG_Southern Geologic Map_7-85
	Minatome_STG_Southern Log Location
	Minatome_STG_Structural Contour Map_Plate 25_6-86
	Minatome_STG_Structure Contour Base
	Minatome_STG_Structure Contour Map Base
	Minatome_STG_Structure Contour Map_6-86
	Minatome_STG_Structure Contour Map_Base of Goliad Sand
	Minatome_STG_Structure Contour Map_Base of Goliad Sand_b
	Minatome_STG_Structure Contour Map_Dip Remoced 25 degree
	Minatome_STG_Structure Contour Map_Dip Removed 15 degree
	Minatome_STG_Structure Contour Map_Plate 10
	Minatome_STG_Structure Contour Map_Plate 16
Minatome_STG_Structure Contour Map_Southern Half Base of Goliad Sand
	Minatome_STG_Structure Map
	Minatome_STG_STX Base Goliad Structure Contour Map_Plate 25
	Minatome_STG_Target 1 South_Plate 8
	Minatome_STG_Target 5 Land Ownership 1986
	Minatome_STG_Target 5 Original
	Minatome_STG_Target 6 Original
	Minatome_STG_Target 11 Original
	Minatome_STG_Target I Original 12-85
	Minatome_STG_Target I South_Plate 7 Structure
	Minatome_STG_Target I South_Plate 9 DTA
	Minatome_STG_Target Selection Map
	Minatome_STG_Targets 2 3 and 4
	Minatome_STG_Uranium Occurances of the ST Mineral Belt_1-86
	Minatome_TRS 1982_Cherepen and Stauber 1980
	Minatome_TRS 1982_Net Sandstone Goliad Lower 500 ft
	Minatome_TRS 1982_Sandstone Isolith_Oakville Formation
	Minatome_TRS 1982_SS Isolith_Catahoula Formation
	Minatome_TRS 1982_Uranium Potential in Catahoula Formation
	RB Smith_Channel Sands in the Goliad Formation_STG
	RB Smith_Channel Sands in the Oakville Formation_STG
	RB Smith_Mega Channel Sand System in S TX
	RB Smith_Petroleum and Natural Gas in South TX
	RB Smith_South Texas_Mega Channel Sand System_Plate 6
	RB Smith_Uranium Deposits of S TX and S TX Mineral Trend

	157	Files

1987 Reports

STG_Monthly Report_Dec 1986-Jan 1987
STG_Monthly Report_Feb 1987
STG_MONTHLY_REPORTS_AREA_4_DRILL_HOLE_DATA_SHEETS_01_1987

3	Files

1991

Total Minerals_STG 1991 Proposed Exploration Project
Total Minerals_STG Goliad Deposition System_1991
Total Minerals_STG Nursery Prospect_6-91
Total Minerals_STG Paleogeography of the Lower Goliad_6-91

	4	Files

1992 Reports

STG_Progress Report_Jan 1992
Maps
100817_Total Minerals_Location Map_Fig 20
100817_Total Minerals_Maetze DH Location and Status_Figure 6
100817_Total Minerals_Maetze Ore Fronts_Figure 7
100817_Total Minerals_Target Location and Status Map
100817_Total Minerals_Target Location and Status
100817_Total Minerals_X-Section 1-1_Fig 14
100817_Total Minerals_X-Section 2-2_Fig 15
100817_Total Minerals_X-Section 4-4_Fig 17
100817_Total Minerals_X-Section 5-5_Fig 18
100817_Total Minerals_X-Section A-A_Fig 19

Total_STG_Progress Report_Nov 1992
Maps
100818_Total Minerals_91-92 Location Map_Figure 6
100818_Total Minerals_Dubina Dip A-A_Fig 5
100818_Total Minerals_East Mission Valley-Weber Line 0_Fig 18
100818_Total Minerals_Helen Goelke Lines 10-11_Fig 16
100818_Total Minerals_Kemper Lines 12-13_Fig 17
100818_Total Minerals_Location and Drilling OB Sand Target_Figure 4
100818_Total Minerals_McCan Line 7_Fig 14
100818_Total Minerals_Nursery Line 1_Fig 7
100818_Total Minerals_Nursery Line 2_Fig 9
100818_Total Minerals_Salem Line 8-9_Fig 15
100818_Total Minerals_Target Location Status Map_Fig 30
100818_Total Minerals_Tie up Strike A-A_Fig 19
100818_Total Minerals_Tie up Strike B-B_Fig 20
100818_Total Minerals_Welder Ranch Line 5_Fig 12
100818_Total Minerals_Welder Ranch Line 6_Fig 13

27	Files

1993 Reports

No Report available

Maps
100819_Total Minerals_Fig 2_1993 Drilling Burkhardt-Amargosa
100819_Total Minerals_Fig 3_1993 Drilling Orange Grove-Alfred-Wade City-Richard King
100819_Total Minerals_Fig 4_1993 Drilling Stratton-Aqua Dulce
100819_Total Minerals_Fig 5_Buckhardt Dip Section
100819_Total Minerals_Fig 6_Amargosa Dip Section
100819_Total Minerals_Fig 7_Orange Grove Dip Section
100819_Total Minerals_Fig 8_Alfred Dip Section
100819_Total Minerals_Fig 9_Stratton Dome Dip Section
100819_Total Minerals_Fig 10_Richard King Dip Section
100819_Total Minerals_Fig 11_Richard King Section Along Axis
100819_Total Minerals_Fig 12a_1993 Drilling Papalote-East Mathis-Odem_East half
100819_Total Minerals_Fig 12b_1993 Drilling Papalote-East Mathis-Odem_West half
100819_Total Minerals_Fig 13_Papalote Dip Section
100819_Total Minerals_Fig 14_Papalote Detailed Section
100819_Total Minerals_Fig 15_East Mathis Dip Section
100819_Total Minerals_Fig 16_East Mathis Detailed Section
100819_Total Minerals_Fig 17_Odem Dip Section
100819_Total Minerals_Fig 18_Odem Detailed Section 1
100819_Total Minerals_Fig 19_Odem Detailed Section 2
100819_Total Minerals_Fig 20_1993 Drilling Burkhollow
100819_Total Minerals_Fig 21_Burk Hollow Dip Section
100819_Total Minerals_Fig 22_Burk Hollow Detailed Section

22	Files

Land 1991
1991 Drilling Permits
Alfred-Gertruse Heinhold
Alton E Moritz
Claude Patterson Bell
Colgne Prospect
Coleto Creek Prospect
Delphine Schmidt
Dorthy Jones Caraway
Edna K Matthew
Frances McNeill
Frank F Henderson JR
Frank R Jones
Gladys Mundt
Gladys Zengerle Cohen
Godfred Berger JR
Jesse M Houchins
Judy Johnston Kraft
Karen M Johnston
Louise Paul
Marvin L Diebel
Mary Lee Smith
Mary Lu Neal
Meta Jascke
RJ Heller
Valerie Weber Sebasta
Welder-Amador
West Nursery Prospect
West River Prospect

28

1992 Land Permits

Bennie-Lillie Sladeck
Cologne
Executed Permits
Frank Smolka
Glenn and LR Koether
Helen Golke
Josephine B and Jaime B Musselmann
Locations_Fordtran-Kemper Area
Locations_Gohlke_Thomaston Area
Lyle R Foster
Mary Kate Poth
Rosalee Mueler
Welton Jetton

13	Files

PROJECT FOLDERS
1980_Minatome_South TX Mining Update
CORRES_BROOKS_DUVAL_COUNTIES_OXIDATION_INFO
NUEXCO_S_TX_GEOL_REPORT_03_1981

Brooks County
Brooks County_TX_Oil Well Hole Data

Calhoun County
Calhoun County_TX_Oil Well Hole Data
Cameron County
Cameron County_TX_Oil Well Hole Data
Duval County
MINATOME_1985_S Duval Resource Update
Palangana Proposal_Concord Oil Co_Geo Evaluation
Weatherston Project
Weatherston Project_Column Leach Studies
Weatherston Project_Final Phase III Drilling Eval
Weatherston_Relinquishment Recommendation

Goliad County
Goliad County_TX_Ground Water Resources
Goliad County_TX_Oil Well Data Sheets
ALBRECHT_RANCH_REPORT_GOLIAD_GEOL_REPORT_1977
ALBRECHT_RANCH_REPORT_GOLIAD_LOGS
ALBRECHT_RANCH_REPORT_GOLIAD_LOGS2
ALBRECHT_RANCH_REPORT_GOLIAD_LOGS3
Coleto Creek Area
Hidalgo County
Hidalgo County_TX_Drill Hole Data Sheets
Jackson County
Jackson County_TX_Oil Well Data Sheets
Jim Hogg County
Jim Hogg County_TX_ Electric Logs
Jim Hogg County_TX_ Water Well Drillers Logs_located
Jim Hogg County_TX_ Water Well Drillers Logs_unlocated
Jim Wells County
Jim Wells County_N Half_TX_Oil Well Data Sheets
Jim Wells County_TX_Oil Well Data Sheets
Lavaca County
East Fordtran Area_Lavaca CO
Nueces County
Nueces County_TX_Oil Well Data Sheets
San Patricio County
San Patrico County_TX_Oil Well Data Sheets
Starr County
Starr County_TX_O&G Drill Hole Data
Starr County_TX_TWC Water Well Drillers Logs
Starr County_TX_USGS Ground Water Resources_4-6-83
Victoria County
Victoria County_TX_Oil Well Data Sheets
Victoria O&G Log Interpret Sheets_1-126

Helene Gohlke Prospect
E Thomaston Area Project Area
Fordtran Area
Helen Gohlke FLD
Kemper Prospect
North Fordtran Area_Dewit City
South Fordtran Area
STG_Mission Valley Project File

Nursery-Salem
East Mission Valley
East Nursery Area
Executed Permits
Goodrich-Cocke
Logging Gas Wells_G Johnson
Maps and Plats
Nursery Area
Nursery Permits
Salem Field Area
Victoria_Land Reports
Welder
Welder-Cliburn
Welder-McKan Ranches

Weber
Adel Ruschaupt
Damage Payments
East Mission Valley Area
Ruschault
Weber Area
Weber
West Mission Valley Area
West Mission Valley

65	Files

County	AvgOfLog_TD	SumOfLog_TD	CountOfLog_TD	AvgOfScanned_TD	SumOfScanned_TD
Bee	665	162,962	245	645	157,944
Bell	600	600	1	600	600
Brazoria	718	7,182	10	718	7,182
Brooks	1082	10,824	10	1082	10,824
Colorado	1000	6,000	6	1000	6,000
Dewitt	864	20,745	24	864	20,745
Duval	614	944,828	1538	616	947,366
Fayette	497	11,439	23	497	11,439
Goliad	965	355,215	368	940	346,098
Gonzales	416	24,522	59	416	24,522
Harris	526	51,553	98	526	51,553
Jackson	1742	26,129	15	1742	26,129
Jim Hogg	627	48,937	78	624	48,659
Jim Wells	866	46,766	54	866	46,766
Karnes	936	51,467	55	928	51,015
Kleberg	6073	6,073	1	2000	2,000
Lavaca	1138	17,076	15	1138	17,076
Live Oak	533	642,337	1205	534	643,609
McKinley	2193	41,661	19	2213	42,043
McMullen	186	118,723	637	186	118,579
Medina	356	12,798	36	356	12,798
Nueces	986	85,773	87	986	85,773
San Patricio	499	20,940	42	499	20,940
Starr	401	92,745	231	401	92,745
Victoria	517	39,293	76	517	39,293
Webb	320	320	1	320	320
Wharton	1081	22,691	21	1081	22,691
Zapata	268	3,750	14	268	3,750

			4,969		2,858,459

County	Log Count	Average Log TD	Sum of Log TD	Scan Average	Scan Total Depth	Oil_or_Gas_Well
Bee	1167	5,505	6,424,085	1,999	2,333,410	TRUE
Brazoria	18	9,567	172,213	2,000	36,000	TRUE
Brook	3	5,086	15,259	2,000	6,000	TRUE
Brooke	1	1,513	1,513	2,000	2,000	TRUE
Brooks	318	7,043	2,239,588	2,015	640,920	TRUE
Burleson	5	3,230	16,149	2,000	10,000	TRUE
Caldwell	1	2,500	2,500	2,000	2,000	TRUE
Calhoun	386	7,732	2,984,691	2,000	772,000	TRUE
Cameron	40	8,970	358,780	2,000	80,000	TRUE
Camp	5	7,422	37,108	2,000	10,000	TRUE
Cardwell	6	2,342	14,050	2,000	12,000	TRUE
Chambers	9	10,741	96,667	2,000	18,000	TRUE
Clairborne	1	9,147	9,147	2,000	2,000	TRUE
Colorado	110	7,307	803,737	2,000	220,000	TRUE
Cooke	2	5,416	10,831	2,000	4,000	TRUE
Dewitt	274	8,074	2,212,304	2,000	548,000	TRUE
Dimmit	7	4,258	29,809	2,000	14,000	TRUE
Duval	1785	4,064	7,255,094	1,981	3,535,525	TRUE
Fayette	16	4,088	65,415	2,000	32,000	TRUE
Frio	10	5,149	51,493	2,000	20,000	TRUE
Ft Bend	1	4,350	4,350	2,000	2,000	TRUE
Gaines	8	8,759	70,073	2,000	16,000	TRUE
Galveston	7	11,148	78,038	2,000	14,000	TRUE
Goliad	1382	6,137	8,480,909	2,000	2,764,000	TRUE
Gonzales	28	6,757	189,186	1,936	54,200	TRUE
Hardin	22	2,251	49,520	2,000	44,000	TRUE
Hidalgo	475	7,835	3,721,456	1,996	948,000	TRUE
Jackson	724	6,483	4,693,907	2,000	1,448,000	TRUE
Jefferson	10	11,965	119,649	2,000	20,000	TRUE
Jim Hogg	487	4,169	2,030,314	2,003	975,299	TRUE
Jim Wells	1062	5,032	5,343,459	2,000	2,125,727	TRUE
Karnes	292	5,799	1,693,383	2,000	584,000	TRUE
Kenedy	67	11,352	760,590	2,000	134,000	TRUE
Kleberg	79	7,677	606,506	2,000	158,000	TRUE
Lasalle	4	5,218	20,870	2,000	8,000	TRUE
Lavaca	177	6,318	1,118,206	2,000	354,000	TRUE
Lavala	1	4,325	4,325	2,000	2,000	TRUE
Live Oak	558	4,715	2,630,738	1,989	1,109,821	TRUE
Martin	3	8,074	24,221	2,000	6,000	TRUE
Matagorda	29	8,821	255,822	2,000	58,000	TRUE
Maverick	2	2,329	4,658	2,000	4,000	TRUE
McMullen	228	5,284	1,204,805	2,000	456,000	TRUE
Nueces	549	6,537	3,589,019	2,000	1,098,000	TRUE
Off Shore	3	6,220	18,661	2,000	6,000	TRUE
Orange	1	6,510	6,510	2,000	2,000	TRUE
Polk	3	7,396	22,189	2,000	6,000	TRUE
Reeves	5	9,876	49,381	2,000	10,000	TRUE
Refugio	412	6,298	2,594,807	2,000	824,000	TRUE
San Patricio	660	6,637	4,380,568	2,006	1,324,011	TRUE
Smith	1	7,975	7,975	2,000	2,000	TRUE
Starr	226	4,535	1,024,889	2,000	452,000	TRUE
Victoria	1048	5,615	5,884,029	2,010	2,106,267	TRUE
Washington	1	10,000	10,000	2,000	2,000	TRUE
Webb	276	3,590	990,918	2,000	552,000	TRUE
Wharton	97	5,456	529,194	2,000	194,000	TRUE
Willacy	86	8,492	730,290	2,000	172,000	TRUE
Wilson	2	2,188	4,375	2,000	4,000	TRUE

		361,276	75,748,223		26,337,180